Email Subject: **Gaucho Holdings Stockholder Update - April 2024**

GAUCHO
GROUP
HOLDINGS, INC.

GAUCHO BUENOS AIRES | ALGODON MANSION BUENOS AIRES | ALGODON WINE ESTATES WELLNESS RESORT | ALGODON WINE ESTATES PRIVATE ESTANCIAS | ALGODON FINE WINES SAN RAFAEL, MENDOZA



Dear Stockholders,

As we navigate through the evolving landscapes of global markets and the unique opportunities within Argentina's burgeoning economy, I find it imperative to share with you not just the vision we are executing at Gaucho Group Holdings, Inc., but also the broader economic currents that underpin our strategic decisions.

We stand at a pivotal moment, one rich with potential and marked by significant developments that could redefine the value proposition of our core assets in Argentina. Specifically, I want to draw your attention to a potential binary event that presents an unprecedented opportunity for Gaucho Holdings and its stakeholders. It's a little-known fact that the Argentine real estate market is predominantly non-leveraged, a unique characteristic that has historically shaped its valuation dynamics. The potential introduction of leverage—providing the ability for buyers to finance their purchases with borrowed funds—could catalyze a significant boom in real estate values. This shift, significantly influenced by President Milei's progressive stance towards

adopting the USD as Argentina's currency, could dramatically alter the lending landscape. The current volatility and consistent devaluation of the peso deter banks from lending, but a shift to using the USD could stabilize the lending environment by offering a more reliable and sustainable currency for financial transactions.

This potential transition could not be more timely for Gaucho Holdings. As we look to the future, particularly to 2025 and beyond, the strategic measures we've embarked upon to streamline operations are not just about enhancing cost efficiencies. They are about positioning our company to fully leverage the untapped potential of the Argentine market, particularly in the luxury real estate sector, where we anticipate our vineyard estate lots at Algodon Wine Estates to play a pivotal role in our revenue growth.

In light of this strategic foresight, I encourage you to read the press release fully reprinted below, outlining our path forward and the exciting opportunities that lie ahead:



PRESS RELEASE
MIAMI, FL / APRIL 9, 2024
GAUCHO GROUP HOLDINGS ANNOUNCES STRATEGIC MEASURES TO STREAMLINE OPERATIONS AND COST EFFICIENCIES
Anticipated $1.5 million cost reduction to fuel growth and real estate sales momentum into 2025
GAUCHO GROUP HOLDINGS, INC.
(NASDAQ:VINO)
Source: Gaucho Group Holdings, Inc.
ALGODON
ALGODON
GAUCHO
ALGODON
ALGODON

GAUCHO GROUP HOLDINGS ANNOUNCES STRATEGIC MEASURES TO STREAMLINE OPERATIONS AND COST EFFICIENCIES

Anticipated $1.5 million cost reduction to fuel growth and real estate sales momentum into 2025

MIAMI, FL / April 9, 2024 / Gaucho Group Holdings, Inc. (NASDAQ:VINO), a company that includes a growing collection of e-commerce platforms with a concentration on fine wines, luxury real estate, and leather goods and accessories (the "Company" or "Gaucho Holdings"), today announced a series of strategic measures to streamline operations and cost efficiencies. These efforts are expected

to yield approximately $1.5 million in expense savings over the next 12 months, with the anticipation of up to an additional $1 million in expenses saved in 2025. By eliminating certain functions and offshoring others to its offices in Argentina, the Company aims to capitalize on the cost-effective labor and specialized skills available in the region. Furthermore, the savings accrued from these strategic initiatives are planned to be allocated towards marketing expenses, aiming to promote its portfolio of brands, including Gaucho – Buenos Aires and Maison Gaucho, Algodon Fine Wines, Algodon Wine Estates, and its hospitality projects.

This restructuring is not just about cost-saving; it represents a strategic pivot towards maximizing the potential of Gaucho Holdings' operations in Argentina, particularly in the realm of luxury real estate. The Company is poised to recognize revenue from the deeding of real estate projects in 2025, with a primary focus on the vineyard estate lots at Algodon Wine Estates in San Rafael, Mendoza, Argentina. To date, approximately 15% of the total lots have been sold, leaving significant room for future sales and development. The potential revenue from these sales, coupled with interest income from the Company's self-financing options to buyers, is expected to significantly enhance financial results in the coming years.

Furthermore, Gaucho Holdings is closely monitoring the evolving economic landscape in Argentina, particularly the potential adoption of the USD as the country's primary currency. This shift, championed by President Milei, could drastically change the dynamics of the real estate market by enabling leverage through bank lending, a move that could significantly boost real estate values across the nation. This transition to a more stable currency for transactions could unveil substantial growth opportunities for Gaucho Holdings' real estate assets.

Scott Mathis, CEO and Founder of Gaucho Group Holdings, provided insight into the significance of these developments, stating, "We anticipate a potential binary event on the horizon that could markedly enhance Argentina's real estate values: It's a little-known fact that the Argentine real estate market is predominantly non-leveraged, a unique characteristic that has historically shaped its valuation dynamics. The introduction of leverage—providing the ability for buyers to finance their purchases with borrowed funds—could catalyze a significant boom in real estate values. This would be a credit to President Milei, who is pushing to take Argentina away from the peso and use the USD as its currency. This adoption of the USD could pave the way for banks to resume their lending activities. Currently, the volatility and consistent devaluation of the peso deter banks from

lending, as repayments made in a depreciating currency erode the value of the returned capital. A shift to using the USD could stabilize the lending environment by offering a more reliable and sustainable currency for financial transactions. This potential shift presents an unprecedented opportunity for growth and investment, underscoring the untapped potential of the market and positioning our real estate assets for considerable appreciation."

Gaucho Holdings remains committed to its core mission of offering unparalleled luxury experiences through its diverse portfolio while fostering sustainable growth and operational excellence. These strategic initiatives are expected to lay a solid foundation for the Company's endeavors moving forward, demonstrating a proactive approach to navigating the challenges and opportunities of the global market landscape.

About Gaucho Group Holdings, Inc.

For more than ten years, Gaucho Group Holdings, Inc.'s (gauchoholdings.com) mission has been to source and develop opportunities in Argentina's undervalued luxury real estate and consumer marketplace. Our company has positioned itself to take advantage of the continued and fast growth of global e-commerce across multiple market sectors, with the goal of becoming a leader in diversified luxury goods and experiences in sought after lifestyle industries and retail landscapes. With a concentration on fine wines (algodonfinewines.com & algodonwines.com.ar), hospitality (algodonhotels.com), and luxury real estate (algodonwineestates.com) associated with our proprietary Algodon brand, as well as the leather goods, ready-to-wear and accessories of the fashion brand Gaucho – Buenos Aires™ (gaucho.com), these are the luxury brands in which Argentina finds its contemporary expression.

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this press release includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, changes to exchange rates and their impact on the Company, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be

considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

— END OF PRESS RELEASE —

As we implement these changes, our commitment to delivering exceptional value to our shareholders remains paramount. The steps we are taking today are designed not only to navigate the challenges of the present but also to seize the opportunities of the future, ensuring that Gaucho Group Holdings continues to thrive and grow in a dynamically changing world.

Thank you for your continued support and belief in our vision. Together, we are on a path to not just witness history but to make it.

Sincerely,



Scott L. Mathis Founder,
Chief Executive Officer and Chairman of the Board of Directors
smathis@gauchoholdings.com
www.GauchoHoldings.com

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this anouncement includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

112 NE 41st Street, Suite #106 Miami, FL 33137